Joint Filer Information

Name: Centerbridge Special Credit Partners II AIV III, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS II AIV III, L.P.

By: Centerbridge Special Credit Partners II, L.P., its general partner

By: CSCP II Cayman GP Ltd., its general partner

By: /s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Name: Centerbridge Credit Partners Offshore General Partner, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P.

By: Centerbridge Credit Cayman GP Ltd., its general partner

By: /s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Special Credit Partners General Partner II, L.P.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

CENTERBRIDGE SPECIAL CREDIT PARTNERS GENERAL PARTNER II, L.P.

By: CSCP II Cayman GP Ltd., its general partner

By: /s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: CSCP II Cayman GP Ltd.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

CSCP II CAYMAN GP LTD.

By: /s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Centerbridge Credit Cayman GP Ltd.

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

CENTERBRIDGE CREDIT CAYMAN GP LTD.

By: /s/ Jeffrey H. Aronson

Name: Jeffrey H. Aronson

Title: Authorized Signatory

Name: Mark T. Gallogly

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

MARK T. GALLOGLY

/s/ Mark T. Gallogly

Name: Jeffrey H. Aronson

Address: 375 Park Avenue, 11th Floor, New York, New York 10152

Designated Filer: Centerbridge Credit Partners Master AIV IV, L.P.

Issuer & Ticker Symbol: Midstates Petroleum Company, Inc. (MPO)

Date of Event Requiring Statement: May 18, 2018

Signature:

Jeffrey H. Aronson

/s/ Jeffrey H. Aronson